Exhibit 10.17

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [*], 2025 by and between BSKE Limited, a Cayman Islands exempted company (the “Company”), and [*] (“Holder”).

RECITAL

Pursuant to a Merger and Contribution and Share Exchange Agreement, dated August 19, 2024 (“Merger Agreement”), among Company, Titan Pharmaceuticals, Inc., a Delaware corporation (“TTNP”), TTNP Merger Sub, Inc., a Delaware corporation, and TalenTec Sdn Bhd f/k/a KE Sdn Bhd, a Malaysian private limited company “TalenTec”), and a Share Exchange Agreement, dated [*], 2025 (“Exchange Agreement”), among Company, TalenTec’s shareholders, TTNP, and TalenTec, Company has agreed to issue Ordinary Shares to Holder in exchange for all of his TalenTec ordinary shares.

NOW, THEREFORE, the Company and the Holder agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall have the meaning given in the Merger Agreement.

“Commission” shall mean the United States Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as any is amended from time to time.

“Holder” shall have the meaning given in the Preamble.

“Maximum Number of Securities” shall have the meaning given in Section 2.2.2.

“Ordinary Shares” shall have the meaning given in the Recital.

“Piggyback Registration” shall have the meaning given in Section 2.2.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean the Ordinary Shares issued or issuable to a Holder, as set forth in the Recital, or any other equity security of the Company issued or issuable with respect to those Ordinary Shares, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such security shall cease to be a Registrable Security when: (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act, and such security shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such security shall have been otherwise transferred, a new certificate for such security not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of such security shall not require registration under the Securities Act; (C) such security shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and such registration statement’s becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Ordinary Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

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(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F) reasonable fees and expenses of one legal counsel selected by the Holder initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement filed by the Company with the Commission in compliance with the Securities Act (other than a Registration Statement on Form S-4/F-4 or Form S-8, or their successors), which registration statement covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” shall mean the Securities Act of 1933, and the rules and regulations promulgated thereunder, as any is amended from time to time.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.3.2.

ARTICLE II
REGISTRATIONS

2.1 Demand Registration.

2.1.1 Request for Registration. Subject to Section 2.1.2 and Section 2.3, at any time and from time to time on or after consummation of the Business Combination, Holder may make a written demand (“Demand”) for Registration of all or part of his Registrable Securities, which Demand shall state the amount of Registrable Securities to be included in such Registration and the intended method(s) of distribution thereof (such Registration, a “Demand Registration”). Upon receipt by the Company of a Demand, the Company shall file, as promptly as possible thereafter, a resale registration statement on Form F-3 or other short form, if available, or, otherwise on Form F-1 or similar long-form registration statement that may be available at such time (“Demand Registration Statement”), registering all Registrable Securities requested by the Holder. The Company shall use commercially reasonable best efforts to cause the Demand Registration Statement to be declared effective as soon as possible after filing and, once effective, to keep the Demand Registration Statement continuously effective until there are no longer any Registrable Securities that had been registered thereunder. The Company shall be obligated to file no more than two long-form Demand Registration Statements or a total of three Demand Registration Statements pursuant to this Section 2.1.1.

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2.1.2 Allowed Delay. Notwithstanding anything herein, the Company may (i) delay filing or effectiveness of a Demand Registration Statement for not more than 30 consecutive days or (ii) suspend use of a Prospectus for not more than 30 consecutive days or a total of 45 days in any 12-month period if the Company determines in good faith that such suspension is necessary to (i) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (ii) amend or supplement the Registration Statement or Prospectus so that the Registration Statement or Prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (x) notify Holder in writing of the commencement (and the termination) of an Allowed Delay, but shall not, without the prior written consent of Holder, disclose to Holder any material nonpublic information giving rise to an Allowed Delay, (y) if the Demand Registration Statement has become effective, advise Holder in writing to cease all sales under the Registration Statement until the end of the Allowed Delay, and (z) use its best efforts to terminate an Allowed Delay as promptly as practicable.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. Subject to Section 2.2.4, if, at any time on or after the date of consummation of the Business Combination, the Company proposes to file, for its own account or another shareholder, a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to Holder, as soon as practicable, but not less than five days before the anticipated filing date of such Registration Statement, which notice shall (x) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (y) offer to Holder the opportunity to register the sale of such number of Registrable Securities Holder may request in writing within five days after receipt of such written notice (such Registration a “Piggyback Registration”). Subject to Section 2.2.2, the Company shall cause such Registrable Securities to be included in such Piggyback Registration and shall use its commercially reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holder to be included in the Piggyback Registration on the same terms and conditions as any similar securities of the Company included in the Piggyback Registration and to permit the sale or other disposition of Registrable Securities in accordance with the intended method(s) of distribution thereof. If Holder wishes to include Registrable Securities in the Underwritten Offering, he shall enter into an underwriting agreement in customary form with the Underwriter(s); provided that Holder shall not be required to make any representations or warranties in the underwriting agreement, except with respect to Holder’s title to Registrable Securities, lack of conflict of sale of Registrable Securities with his material agreements, and with respect to written information relating to the Holder that he has furnished in writing expressly for inclusion in such Registration Statement (“Holder Information”).

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2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters, in good faith, advises the Company and the Holder that the dollar amount or number of Registrable Securities that the Holder desires to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell in the Piggyback Registration exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Piggyback Registration without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of the Piggyback Registration (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”). If the managing Underwriter or Underwriters in an a Piggyback Registration, in good faith, advises the Company and the Holder that the dollar amount or number of the securities that the Company desires to sell, taken together with the Registrable Securities as to which registration has been requested pursuant to Section 2.2 exceeds the Maximum Number of Securities, then the Company shall include in any such Registration (i) first, the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities that Holder and Ordinary Shares of other Company shareholders with rights to have their shares registered in the Piggyback Registration have requested to be included, pro rata to the respective numbers of Ordinary Shares requested, that can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Holder may withdraw from a Piggyback Registration for any or no reason, upon written notification to the Company, at any time prior to the effectiveness of the Registration Statement with respect to such Piggyback Registration. The Company may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration, at any time prior to the effectiveness of the Registration Statement.

2.2.4 Limit on Piggyback Registration Rights. Company shall not be required to offer Piggyback Registration to Holder more than twice. For clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3 Limitations on Registration Rights . Notwithstanding anything contained herein, in the event that the SEC requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall be obligated to include in such Registration Statement (which may be a subsequent Registration Statement if the Company needs to withdraw a Registration Statement and refile a new Registration Statement to rely on Rule 415) only such limited portion of the Registrable Securities as the SEC shall permit. Any Registrable Securities that are excluded in accordance with the foregoing terms are hereinafter referred to as “Cut Back Securities.” To the extent Cut Back Securities exist, promptly following such time as may be permitted by the SEC, the Company shall be required to file a Registration Statement covering the resale of the Cut Back Securities (subject also to the terms of this Section) and shall use its best efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter. Notwithstanding the foregoing to the contrary, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

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ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. If at any time on or after the date the Business Combination is consummated, the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as soon as reasonably practicable:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to the Registrable Securities and use its commercially reasonable best efforts to cause the Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold or otherwise there are no Registrable Securities registered thereunder;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by Holder, or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or otherwise there are no Registrable Securities registered thereunder;

3.1.3 prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, Holder and Holder’s legal counsel, copies of the Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and Holder or his legal counsel may reasonably request to facilitate the disposition of the Registrable Securities;

3.1.4 prior to any public offering of Registrable Securities, use its commercially reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as Holder may request and (ii) take such action necessary to cause such Registrable Securities to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable Holder to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

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3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 Holder, promptly after Company receives notice of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least three (3) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to Holder and his counsel, including, without limitation, providing copies promptly upon receipt of any comment letters received with respect to any such Registration Statement or Prospectus;

3.1.9 notify Holder at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 to the extent customary for a transaction of its type, permit a representative of Holder, the Underwriters, if any, and any attorney or accountant retained by Holder or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information; and provided further, the Company may not include the name of Holder or Underwriter or any information regarding Holder or Underwriter in any Registration Statement or Prospectus, any amendment or supplement to such Registration Statement or Prospectus, any document that is to be incorporated by reference into such Registration Statement or Prospectus, or any response to any comment letter, without the prior written consent of Holder or Underwriter and providing Holder or Underwriter a reasonable amount of time to review and comment on such applicable document, which comments the Company shall include unless contrary to applicable law;

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3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, which Holder may rely on, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to the participating Holder;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, to the extent customary for a transaction of its type, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to Holder, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as Holder, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to Holder;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, use its reasonable best efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the forgoing, the Company shall not be required to provide any documents or information to an Underwriter, sales agent or placement agent if such Underwriter, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a Registration as an Underwriter, sales agent or placement agent, as applicable.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. Holder acknowledges that he shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing Holder. Additionally, in Piggyback Registration, all selling shareholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amounts of shares each is selling in such offering.

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3.3 Requirements for Participation in Underwritten Offerings. Holder may not participate in any Piggyback Registration unless Holder (i) agrees to sell such his Registrable Securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements, subject to the limitations set forth in Section 2.2.1.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, Holder against all losses, claims, damages, liabilities and out-of-pocket expenses (including reasonable attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any Holder Information that Holder furnishes in writing to the Company.

4.1.2 In connection with any Registration Statement in Holder is participating, Holder shall furnish to the Company in writing such Holder Information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and out-of-pocket expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any Holder Information so furnished in writing by Holder expressly for use therein; Holder shall indemnify the Underwriters, their officers, directors, and each person who controls the Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company. The total indemnification liability of a Holder under this Section 4.1.2 shall be limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

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4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which he seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder, in such capacity, under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

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ARTICLE V

RESALES

5.1 Re-Sale Right. The Company shall, at its own cost, upon the request by Holder, and upon the receipt of any customary documentation required from the applicable Holder in connection therewith, use its commercially reasonable best efforts to facilitate the Holder in the sale or disposition of, and to enable the Holder to sell under Rule 144 and Rule 145, the maximum number of its Registrable Securities, including, without limitation: (a) the prompt delivery of applicable instruction letters to the Company’s transfer agent to remove legends from the Holder’s share certificates, and (b) causing the prompt delivery of appropriate legal opinions from the Company’s counsel in forms reasonably satisfactory to the Holder’s counsel; provided, however, that the Company shall have no obligation to participate in any “road shows” or assist with the preparation of any offering memoranda or related documentation with respect to any transfer of Registrable Securities in any transaction that does not constitute an underwritten offering.

5.2 Rule 144 Reporting. The Company agrees to use commercially reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times, if such Rule is available with respect to resales of the Registrable Securities under the Securities Act; (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (c) furnish to the Holder promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or its qualification as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to Form F-3.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. Any notice hereunder shall be ineffective, unless sent in writing, addressed as specified below, and shall be deemed given, only: if by hand or recognized courier service, by 4:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; if by fax or email, on the date that transmission is confirmed electronically, if by 4:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

To the Company, at

BKSE Limited

ATTN:

[Address]

Email:

Telephone: xxx-xxx-xxxx

To [*]

[Name and address]

Email:

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6.2 Assignment; No Third-Party Beneficiaries.

6.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

6.2.2 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of Holder and his successors and permitted assigns.

6.2.3 This Agreement shall not confer any rights or benefits on any person not a party hereto, other than as expressly set forth in this Agreement and Section 6.2 hereof.

6.2.4 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company, except to a transferee of Registrable Securities, pro tanto, unless and until the Company has received (i) written notice of such assignment as provided in Section 6.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 6.2 or in violation of law shall be null and void.

6.3 Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

6.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS NEGOTIATED, ENTERED INTO, AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK, NEW YORK.

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6.5 Amendments and Modifications. Compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified, only in writing signed by all parties. No course of dealing between Holder and the Company or any failure or delay on the part of Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.6 Term. This Agreement shall terminate upon the earlier of (i) the fifth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) Holder may sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale and without compliance with the current public reporting requirements set forth under Rule 144(i)(2). The provisions of Article IV, and Article VI shall survive any termination.

6.7 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

BKSE LIMITED

By:
Name:
Title:

HOLDER:

[Signature Page to Registration Rights Agreement]